                SECOND AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT is entered into effective as of the 20th day of October, 1995, by and between Fridley Business Center Partnership, a Minnesota general partnership ("Landlord") and Carter Day International, Inc., f/k/a Carter-Day Company, a Minnesota corporation ("Tenant").


                                  RECITALS

     A. Landlord and Tenant are parties, in said respective capacities, to that certain Office Lease Agreement dated June 1, 1991, as amended by amendment dated June 15, 1993 (collectively, the "Lease") under which Tenant is leasing from Landlord 12,001 net rentable square feet of space in the building (the "Building") located at 500 73rd Avenue Northeast, Fridley, Minnesota, 55432, all as more fully described in the Lease.

     B. The Land (as that term is described in the Lease) has been replatted and a portion of the Land has been sold. The parties wish to revise the Lease to reflect the new legal description of the remaining Land.

     C. The parties also wish to extend the Term of the Lease and modify the Base Rent payable thereunder, all as more fully described below.


                                 AGREEMENT

     IN CONSIDERATION of the extension of the Lease as described herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follow:

     1. Conflict of Terms. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.

     2. Legal Description of Land. Exhibit B of the Lease is hereby revised to reflect that the legal description of the Land is as follows:

               Lot 2, Block 1, Northco Business Park 4th Addition, Anoka County, Minnesota.

     3. Extension of Term. Under the Lease, the Term of the Lease expires on March 31, 1998. The parties hereby extend the Term of the Lease for an additional seven (7) years and eleven (11) months (the "Extension Term"). The Extension Term shall commence April 1, 1998 and shall terminate
February 28, 2006.
                                    -13-

     4. Base Rent. From March 1, 1996 through the end of the initial Term and during the Extension Term, Base Rent for the Leased Premises shall be payable monthly in advance on the first day of each month as follows:

              Period             Base Rent   Base Rental
                                 Per Square     Payable
                                    Foot       Per Month
        -------------------      ----------   ----------
        03/01/96 - 09/30/96          $5.78     $5,780.48
        10/01/96 - 02/28/97          $5.78     $5,780.48
        03/01/97 - 03/31/98          $5.78     $5,780.48
        04/01/98 - 02/28/99          $6.25     $6,250.52
        03/01/99 - 02/29/00          $6.25     $6,250.52
        03/01/00 - 02/28/01          $6.25     $6,250.52
        03/01/01 - 02/28/02          $6.25     $6,250.52
        03/01/02 - 02/28/03          $6.25     $6,250.52
        03/01/03 - 02/29/04          $6.25     $6,250.52
        03/01/04 - 02/28/05          $6.75     $6,750.56
        03/01/05 - 02/28/06          $6.75     $6,750.56

     5. Operating Costs. During the Extension Term, Tenant shall pay Tenant's Proportionate Share of the Operating Costs for the Leased Premises in accordance with the provisions of the Lease.

     6. Option to Renew. Tenant shall have the right to further extend the Term of this Lease for two (2) periods of five (5) years each as hereinafter provided, each such five (5) year renewal period being sometimes herein referred to as a "Renewal Term". The conditions to such renewals shall be as follows:

          (a) The Lease shall be in full force and effect and Tenant shall not be in default in the performance of any of the terms, covenants and conditions of the Lease, in respect to which notice of default has been given and has not been or is not being remedied in the time limits specified in the Lease; provided, however, that Landlord shall have the right, at its sole discretion, to waive the non-default condition;

          (b) Such Renewal Term shall be on the same terms, covenants and conditions as in this Lease; provided, however, the annual Base Rent for such Renewal Term shall be the fair market Base Rental rate for such space on the date such Renewal Term shall commence in relation to comparable (in quality and location) space located in the relevant market area. The fair market Base Rent of the Leased Premises shall be determined as of the date three hundred sixty (360) days prior to commencement of the Renewal Term in question. If Tenant has properly elected to renew the Term of this Lease, and Landlord and Tenant fail to agree at least three hundred thirty (330) days prior to commencement of the applicable Renewal Term upon the fair market Base Rent of the Leased Premises, the amount of the fair market Base Rent of the Leased Premises shall be determined by arbitration in accordance with the provisions of paragraph 7, below ("Arbitration"). The fair market Base Rent of the Leased Premises shall be based upon Tenant's presently contemplated use of the Leased Premises. In no event shall the Base Rent of the Leased Premises for the Renewal Term in question be less than the Base Rent payable by Tenant under the Term of this Lease immediately prior to commencement of the applicable Renewal Term (the " Minimum Renewal Rent"). If, however, the Fair Market Base Rent determined in accordance with the provisions of paragraph 10, below, is less than the Minimum Renewal Rent, Tenant shall have the option to cancel its election to renew the Term; provided, however, that Tenant's option to rescind its exercise of its option to renew must be exercised, if at all, not later than three (3) business days following Tenant's receipt of notice of the Fair Market Base Rent;


          (c) Tenant shall exercise its right to a Renewal Term, if at all, by notifying Landlord in writing of its election to exercise the right to renew the Term of this Lease no later than three hundred sixty (360) days prior to the date of commencement of the Renewal Term in question. For a period of thirty (30) days following the date of notice, the parties shall make a good faith effort to agree upon the fair market Base Rent of the Leased Premises for such Renewal Term. Any agreement reached by the parties with respect to such fair market Base Rent of the Leased Premises for such Renewal Term shall be expressed in writing and shall be executed by the parties, and a copy delivered to each of the parties. In the event that Landlord and Tenant fail to agree within said thirty (30) day time period, the fair market Base Rent for the Leased Premises for such Renewal Term shall be determined by Arbitration. The arbitrators shall be directed to determine the fair market Base Rent for the Leased Premises as above provided and shall be instructed to make said appraisal independently, without consulting with each other. Upon an established date at an established time, all three
          (3) arbitrators shall simultaneously submit their determinations as to fair market Base Rent, such determination to be submitted in sealed envelopes and to be opened jointly by Landlord and Tenant. The fair market Base Rent for the Renewal Term shall be determined by averaging the two (2) arbitrators' fair market Base Rent determinations which are closest in amount to each other (or if one appraisal is less than one of the other appraisals and more than the other appraisal by the same amount, all three appraisals shall be averaged).
                                    -15-

     7. Arbitration. Any disagreement, dispute or determination required by or arising under the provisions of paragraph 6, above, requiring arbitration shall be carried on and concluded in accordance with the provisions of subparagraphs (a) and (b) hereof:

          (a) In each case where it shall become necessary to resort to arbitration, and the subject of the arbitration is to determine fair market Base Rent, all arbitrators appointed by or on behalf of either party or appointed pursuant to the provisions hereof shall be MAI members of the American Institute of Real Estate Appraisers with not less than ten (10) years of experience in the appraisal of improved commercial and industrial real estate in the Minneapolis, Minnesota metropolitan area and be devoting substantially all of their time to professional appraisal work at the time of appointment, and be in all respects impartial and disinterested. In determining fair market Base Rent, the arbitrators shall consider the condition of leasehold improvements in the Leased Premises (other than removable trade fixtures) in comparison to leasehold improvements in market comparables but shall not take into account any market concessions (free rent, moving allowances, etc.) in market comparables;

          (b) The party desiring arbitration shall give written notice to that effect to the other party, specifying in such notice the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. Within twenty (20) days after service of such notice, the other party shall give written notice to the party desiring such arbitration specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. The two (2) arbitrators shall, within ten
          (10) days thereafter, select a third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty
          (30) days after the appointment of such third arbitrator. Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party and the fees and expenses of the third arbitrator shall be borne equally by both parties. If the party receiving a request for arbitration fails to appoint is arbitrator within the time above specified, or if the two (2) arbitrators so selected cannot agree on the selection of the third arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such second or third arbitrator, as the case may be, by application to any Judge of the District Court of the County of Hennepin, State of Minnesota, upon ten (10) days prior written notice to the other party of such intent. The arbitrators so selected shall have all rights and powers conferred on them by the Uniform Arbitration Act of the state in which the Leased Premises are situated, and except as otherwise provided for herein, the arbitration proceedings shall be carried on and governed by such Act.

     8. Miscellaneous. The reference in Article 18, Section 1(e) of the Lease to the lease of space at 504 73rd Avenue N.E. is hereby deleted and shall be of no further force or effect.

Article 14, Section 1 of the Lease is amended by adding the following language: If Landlord does not initiate such repairs and restoration within a reasonable time following a casualty or does not complete such repairs and restoration with one hundred eighty (180) days thereafter, Tenant shall have the right to terminate the Lease upon notice given within thirty days following the expiration of such period, and thereafter, neither party shall have any liability to the other with respect to matters which arose subsequent to the casualty, other than the non-abated portion of Base Rent and Additional Rent, if any. In addition, attached to this Agreement is an example of an Estoppel, Subordination, Non-Disturbance, and Attornment Agreement which shall be substituted for the form of Nondisturbance Agreement previously attached as Exhibit G to the Lease. Landlord acknowledges that Tenant is a wholly-owned subsidiary of Carter Day Holding, Inc., which in turn is jointly owned by Carter Day Industries, Inc. and Paul W. Ernst. Any change in the ownership or effective control of Carter Day Holding, Inc. as between the aforementioned joint owners shall not be deemed an assignment requiring Landlord's consent.

     9. No Further Modification of Lease. Except to the extent modified herein, all other terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS TO THE FOREGOING, the parties have set their hands effective as of the day and year set forth above.


     LANDLORD:                     FRIDLEY BUSINESS CENTER
                                   PARTNERSHIP

                                   By Northco Corporation, its general
                                   partner



                                   By   /s/ Dennis Zylla
                                        ------------------------------------
                                   Its  Vice President

     TENANT:                       CARTER DAY INTERNATIONAL,
                                   INC., f/k/a CARTER-DAY COMPANY


                                   By   /s/ Paul W. Ernst
                                        ------------------------------------
                                   Its  President

                      CONSENT OF GUARANTOR


The undersigned is the Guarantor of the above referenced Lease under a Guaranty dated June 1, 1991. The undersigned hereby consents to the amendment of the Lease, and agrees that its Guaranty shall be deemed to be remade as to the Lease and the subject amendment, effective as of the effective date of said amendment.

                                   CARTER DAY INDUSTRIES, INC.


                                   By   /s/ Kent R. Turner
                                   ----------------------------------------
                                   Its  VP, Sec'y & Controller

                                   Date: October  20, 1995

                               Second Amendment
                   Estoppel, Subordination, Non-Disturbance
                           and Attornment Agreement




     [Sample of an estoppel, subordination, non-disturbance and attornment agreement. Four pages.]

       SECOND AMENDMENT TO RESEARCH & DEVELOPMENT LEASE AGREEMENT

     THIS SECOND AMENDMENT TO RESEARCH & DEVELOPMENT LEASE AGREEMENT is entered into effective as of the 20th day of October, 1995, by and between Fridley Business Center Partnership, a Minnesota general partnership ("Landlord") and Carter Day International, Inc., f/k/a Carter-Day Company, a Minnesota corporation ("Tenant").


                               RECITALS

     A. Landlord and Tenant are parties, in said respective capacities, to that certain Research & Development Lease Agreement dated June 1, 1991, as amended by amendment dated June 15, 1993 (collectively, the "Lease") under which Tenant is leasing from Landlord 8,630 net rentable square feet of space in the building (the "Building") located at 502 73rd Avenue Northeast, Fridley, Minnesota, 55432,1 all as more fully described in the Lease.

     B. The Land (as that term is described in the Lease) has been replatted and a portion of the Land has been sold. The parties wish to revise the Lease to reflect the new legal description of the remaining Land.

     C. The parties also wish to extend the Term of the Lease and modify the Base Rent payable thereunder, all as more fully described below.


                                AGREEMENT

     IN CONSIDERATION of the extension of the Lease as described herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follow:

     1. Conflict of Terms. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.

     2. Legal Description of Land. Exhibit B of the Lease is hereby revised to reflect that the legal description of the Land is as follows:

               Lot 2, Block 1, Northco Business Park 4th Addition, Anoka County, Minnesota.

-----------------------
     1 Note: A formal application has been made to change the street address of the building to 502 Northco Drive.

     3. Extension of Term. Under the Lease, the Term of the Lease expires on March 31, 1998. The parties hereby extend the Term of the Lease for an additional seven (7) years and eleven (11) months (the "Extension Term"). The Extension Term shall commence April 1, 1998 and shall terminate February 28, 2006.

     4. Base Rent. From March 1, 1996 through the end of the initial Term and during the Extension Term, Base Rent for the Leased Premises shall be payable monthly in advance on the first day of each month as follows:

            Period             Base Rent Per     Base Rental
                                Square Foot        Payable
                                                  Per Month
     -------------------        -----------      ----------
     03/01/96 - 09/30/96             $2.75        $1,977.71
     10/01/96 - 02/28/97             $2.75        $1,977.71
     03/01/97 - 03/31/98             $2.75        $1,977.71
     04/01/98 - 02/28/99             $3.00        $2,157.50
     03/01/99 - 02/29/00             $3.00        $2,157.50
     03/01/00 - 02/28/01             $3.00        $2,157.50
     03/01/01 - 02/28/02             $3.00        $2,157.50
     03/01/02 - 02/28/03             $3.25        $2,337.29
     03/01/03 - 02/29/04             $3.25        $2,337.29
     03/01/04 - 02/28/05             $3.50        $2,517.08
     03/01/05 - 02/28/06             $3.50        $2,517.08


     5. Operating Costs. During the Extension Term, Tenant shall pay Tenant's Proportionate Share of the Operating Costs for the Leased Premises in accordance with the provisions of the Lease.

     6. Option to Renew. Tenant shall have the right to further extend the Term of this Lease for two (2) periods of five (5) years each as hereinafter provided, each such five (5) year renewal period being sometimes herein referred to as a "Renewal Term". The conditions to such renewals shall be as follows:

          (a) The Lease shall be in full force and effect and Tenant shall not be in default in the performance of any of the terms, covenants and conditions of the Lease, in respect to which notice of default has been given and has not been or is not being remedied in the time limits specified in the Lease; provided, however, that Landlord shall have the right, at its sole discretion, to waive the non-default condition;

          (b) Such Renewal Term shall be on the same terms, covenants and conditions as in this Lease; provided, however, the annual Base Rent for such Renewal Term shall be the fair market Base Rental rate for such space on the date such Renewal Term shall commence in relation to comparable (in quality and location) space located in the relevant market area. The fair market Base Rent of the Leased Premises shall be determined as of the date three hundred sixty
          (360) days prior to commencement of the Renewal Term in question.
          If Tenant has properly elected to renew the Term of this Lease, and Landlord and Tenant fail to agree at least three hundred thirty
          (330) days prior to commencement of the applicable Renewal Term upon the fair market Base Rent of the Leased Premises, the amount of the fair market Base Rent of the Leased Premises shall be determined by arbitration in accordance with the provisions of paragraph 7, below ("Arbitration"). The fair market Base Rent of the Leased Premises shall be based upon Tenant's presently contemplated use of the Leased Premises. In no event shall the Base Rent of the Leased Premises for the Renewal Term in question be less than the Base Rent payable by Tenant under the Term of this Lease immediately prior to commencement of the applicable Renewal Term (the "Minimum Renewal Rent"). If, however, the Fair Market Base Rent determined in accordance with the provisions of paragraph 10, below, is less than the Minimum Renewal Rent, Tenant shall have the option to cancel its election to renew the Term; provided, however, that Tenant's option to rescind its exercise of its option to renew must be exercised, if at all, not later than three (3) business days following Tenant's receipt of notice of the Fair Market Base Rent;

          (c) Tenant shall exercise its right to a Renewal Term, if at all, by notifying Landlord in writing of its election to exercise the right to renew the Term of this Lease no later than three hundred sixty (360) days prior to the date of commencement of the Renewal Term in question. For a period of thirty (30) days following the date of notice, the parties shall make a good faith effort to agree upon the fair market Base Rent of the Leased Premises for such Renewal Term. Any agreement reached by the parties with respect to such fair market Base Rent of the Leased Premises for such Renewal Term shall be expressed in writing and shall be executed by the parties, and a copy delivered to each of the parties. In the event that Landlord and Tenant fail to agree within said thirty (30) day time period, the fair market Base Rent for the Leased Premises for such Renewal Term shall be determined by Arbitration. The arbitrators shall be directed to determine the fair market Base Rent for the Leased Premises as above provided and shall be instructed to make said appraisal independently, without consulting with each other. Upon an established date at an established time, all three
          (3) arbitrators shall simultaneously submit their determinations as to fair market Base Rent, such determination to be submitted in sealed envelopes and to be opened jointly by Landlord and Tenant. The fair market Base Rent for the Renewal Term shall be determined by averaging the two (2) arbitrators' fair market Base Rent determinations which are closest in amount to each other (or if one appraisal is less than one of the other appraisals and more than the other appraisal by the same amount, all three appraisals shall be averaged).

     7. Arbitration. Any disagreement, dispute or determination required by or arising under the provisions of paragraph 6, above, ("Option to Renew") requiring arbitration shall be carried on and concluded in accordance with the provisions of subparagraphs (a) and (b) hereof:

          (a) In each case where it shall become necessary to resort to arbitration, and the subject of the arbitration is to determine fair market Base Rent, all arbitrators appointed by or on behalf of either party or appointed pursuant to the provisions hereof shall be MAI members of the American Institute of Real Estate Appraisers with not less than ten (10) years of experience in the appraisal of improved commercial and industrial real estate in the Minneapolis, Minnesota metropolitan area and be devoting substantially all of their time to professional appraisal work at the time of appointment, and be in all respects impartial and disinterested. In determining fair market Base Rent, the arbitrators shall consider the condition of leasehold improvements in the Leased Premises (other than removable trade fixtures) in comparison to leasehold improvements in market comparables but shall not take into account any market concessions (free rent, moving allowances, etc.) in market comparables;

          (b) The party desiring arbitration shall give written notice to that effect to the other party, specifying in such notice the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. Within twenty (20) days after service of such notice, the other party shall give written notice to the party desiring such arbitration specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. The two (2) arbitrators shall, within ten
          (10) days thereafter, select a third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty
          (30) days after the appointment of such third arbitrator. Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party and the fees and expenses of the third arbitrator shall be borne equally by both parties. If the party receiving a request for arbitration fails to appoint is arbitrator within the time above specified, or if the two (2) arbitrators so selected cannot agree on the selection of the third arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such second or third arbitrator, as the case may be, by application to any Judge of the District Court of the County of Hennepin, State of Minnesota, upon ten (10) days prior written notice to the other party of such intent. The arbitrators so selected shall have all rights and powers conferred on them by the Uniform Arbitration Act of the state in which the Leased Premises are situated, and except as otherwise provided for herein, the arbitration proceedings shall be carried on and governed by such Act.

     8. Miscellaneous. The reference in Article 18, Section 1(e) of the Lease to the lease of space at 504 73rd Avenue N.E. is hereby deleted and shall be of no further force or effect. Article 14, Section 1 of the Lease is amended by adding the following language: If Landlord does not initiate such repairs and restoration within a reasonable time following a casualty or does not complete such repairs and restoration with one hundred eighty (180) days thereafter, Tenant shall have the right to terminate the Lease upon notice given within thirty days following the expiration of such period, and thereafter, neither party shall have any liability to the other with respect to matters which arose subsequent to the casualty, other than the non-abated portion of Base Rent and Additional Rent, if any. In addition, attached to this Agreement is an example of an Estoppel, Subordination, Non-Disturbance, and Attornment Agreement which shall be substituted for the form of Nondisturbance Agreement previously attached as Exhibit F to the Lease. Landlord acknowledges that Tenant is a wholly-owned subsidiary of Carter Day Holding, Inc., which in turn is jointly owned by Carter Day Industries, Inc. and Paul W. Ernst. Any change in the ownership or effective control of Carter Day Holding, Inc. as between the aforementioned joint owners shall not be deemed an assignment requiring Landlord's consent.

     9. No Further Modification of Lease. Except to the extent modified herein, all other terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS TO THE FOREGOING, the parties have set their hands effective as of the day and year set forth above.


     LANDLORD:                     FRIDLEY BUSINESS CENTER
                                   PARTNERSHIP

                                   By Northco Corporation, its general
                                   partner



                                   By   /s/ Dennis Zylla
                                   ---------------------------------------
                                   Its  Vice President

        TENANT:                    CARTER DAY INTERNATIONAL,
                                   INC., f/k/a CARTER-DAY COMPANY


                                   By   /s/ Paul W. Ernst
                                   ------------------------------------------
                                   Its  President

                      CONSENT OF GUARANTOR


The undersigned is the Guarantor of the above referenced Lease under a Guaranty dated June 1, 1991. The undersigned hereby consents to the amendment of the Lease, and agrees that its Guaranty shall be deemed to be remade as to the Lease and the subject amendment, effective as of the effective date of said amendment.

                                   CARTER DAY INDUSTRIES, INC.


                                   By   /s/ Kent R. Turner
                                   -------------------------------------------
                                   Its  VP Sec'y & Controller

                                   Date: October 20, 1995

                               Second Amendment
                   Estoppel, Subordination, Non-Disturbance
                           and Attornment Agreement




     [Sample of an estoppel, subordination, non-disturbance and attornment agreement. Four pages.]

            SECOND AMENDMENT TO MANUFACTURING LEASE AGREEMENT

     THIS SECOND AMENDMENT TO MANUFACTURING LEASE AGREEMENT is entered into effective as of the 20th day of October, 1995, by and between James A. Gray, an individual ("Landlord") and Carter Day International, Inc., f/k/a Carter-Day Company, a Minnesota corporation ("Tenant").


                               RECITALS


     A. Landlord, as successor to Fridley Business Center Partnership, a Minnesota general partnership, and Tenant are parties, in said respective capacities, to that certain Manufacturing Lease Agreement dated June 1, 1991, as amended by amendment dated June 15, 1993 (collectively, the "Lease") under which Tenant is leasing from Landlord 49,405 net rentable square feet of space in the building (the "Building") located at 502 Northco Drive (formerly known as 504 73rd Avenue North), Fridley, Minnesota, 55432, all as more fully described in the Lease.2

     B. The Land (as that term is described in the Lease) has been replatted and a portion of the Land has been sold. The parties wish to revise the Lease to reflect the new legal description of the remaining Land.

     C. The parties also wish to modify the terms of the Lease to provide, among other things, for the lease of additional space and an extension of the Term of the Lease, all as more fully described below.

                              AGREEMENT

     IN CONSIDERATION of the mutual covenants of the parties described herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follow:

     1. Conflict of Terms. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.

     2. Legal Description of Land. Exhibit B of the Lease is hereby revised to reflect that the legal description of the Land is as follows:


-----------------------
     1 Note: A formal application has been made to change the street address of the Building to 504 Northco Drive.

               Lot 1, Block 1, Northco Business Park 5th Addition, Anoka County, Minnesota.

     3. Extension of Term. Under the Lease, the Term of the Lease expires on March 31, 1998. The parties hereby extend the Term of the Lease for an additional seven (7) years and eleven (11) months (the "Extension Term"). The Extension Term shall commence April 1, 1998 and shall terminate February 28, 2006.

     4. Lease of Additional Space. Landlord hereby leases to Tenant approximately thirty-three thousand nine hundred fifty (33,950) additional rentable square feet of space in the Building (as that term is defined in the Lease) as shown by cross-hatching on the site plan attached as Exhibit A (the "New Space"). Tenant acknowledges that portions of the New Space are currently leased to Steinwall Incorporated (the "Steinwall Space") and Kwik File, Inc. (the "Kwik File Space") pursuant to separate leases which will terminate in the near future. Tenant shall receive possession of the Steinwall Space and the Kwik File Space on March 1, 1996, and its obligation to pay Base Rent and Additional Rent for the New Space shall begin on that date; provided, however, that Kwik File shall be allowed to remain in the Kwik File Space for the thirty (30) day period from March 1, 1996 to March 31, 1996, while Kwik File completes moving out of the Kwik File Space, but shall conduct its activities in such a way as to minimize any interference with Tenant's preparation of the New Space. Landlord shall take diligent action to confirm that Kwik File is responsible, during such period, for any loss or damage to its personal property, equipment, or goods in the Kwik File Space unless such loss or damage is attributable to the gross negligence or intentional, willful misconduct of Tenant. The lease term for the New Space shall end co-terminously with the Extension Term, i.e. February 28, 2006 (the "New Space Term"). The New Space shall also include the south restroom which shall be used exclusively by Tenant. Tenant shall also be allotted thirty
(30) additional parking spaces for the Building in connection with its lease of the New Space, bringing the total number of parking spaces allocated to Tenant to one hundred (100).

     The parties acknowledge that the exact area of the New Space is unknown. Within ninety (90) days of signing this Amendment, Landlord and Tenant shall have the Leased Premises and New Space measured from the outside of the exterior walls to the center of the interior walls to determine the exact area of said space. Promptly following the determination of the exact area of the Leased Premises and New Space, Landlord shall calculate, based upon said measurement, the Base Rent (based upon the Base Rent per square foot as set forth in the Base Rent schedule set forth in paragraph 5, below), and Tenant's Proportionate Share of Operating Expenses for the Building and Complex pursuant to paragraphs 5 and 6, below, and shall appropriately adjust the Base Rent payable per month and Operating Expenses. Landlord and Tenant agree to execute a written statement confirming the exact area of the Leased Premises and New Space, the Base Rent schedule, Tenant's Proportionate Share of Operating Expenses and the adjustments to the Base Rent and Operating Expenses, if any.

     Landlord shall deliver the New Space to Tenant in "broom clean" condition. Landlord is not aware of any repairs or restorations for which Landlord is responsible under the Lease presently required for the New Space. If any required repairs or replacements come to Landlord's attention or Landlord's agents' or vendors' attention prior to Tenant's occupancy, Landlord will make the repair or restoration in an appropriate manner, with reimbursement by Tenant for Tenant's proportionate share thereof to the extent required by the terms of the Lease, as in effect prior to the second amendment.

     Landlord and Tenant acknowledge that nothing contained in this Agreement shall be construed to limit or excuse the obligations of Landlord or Tenant under Article 8 of the Lease, which obligations shall be deemed to remain in full force and effect.

     5. Base Rent. From March 1, 1996 through the end of the initial Term and during the Extension Term, Base Rent for the Leased Premises and the New Space shall be payable monthly in advance on the first day of each month as follows, subject to the provisions of paragraph 4, above:

            Period             Base Rent Per    Base Rental
                                Square Foot       Payable
                                                 Per Month
     -------------------        -----------      ----------
     03/01/96 - 09/30/96             $2.75       $19,102.19
     10/01/96 - 02/28/97             $3.00       $20,838.75
     03/01/97 - 03/31/98             $3.00       $20,838.75
     04/01/98 - 02/28/99             $3.25       $22,575.31
     03/01/99 - 02/29/00             $3.25       $22,575.31
     03/01/00 - 02/28/01             $3.25       $22,575.31
     03/01/01 - 02/28/02             $3.25       $22,575.31
     03/01/02 - 02/28/03             $3.50       $24,311.88
     03/01/03 - 02/29/04             $3.50       $24,311.88
     03/01/04 - 02/28/05             $3.75       $26,048.44
     03/01/05 - 02/28/06             $3.75       $26,048.44


Within three (3) days following the execution of this Amendment, Tenant will prepay the Rent on the New Space due for the first twelve (12) months of the Term applicable to the New Space (i.e. Ninety-Six Thousand Eight Hundred Ninety-Eight and 97/100 Dollars ($96,898.97) which will be used by Landlord for the leasehold improvements to be made pursuant to paragraph 9 of this Amendment.

     6. Obligation to Pay Rent. Tenant's obligation to pay Base Rent and Additional Rent on the New Space shall commence on March 1, 1996. However, if the improvements to be constructed by Landlord pursuant to Section 9, below, are not substantially completed by March 1, 1996, with the exception of the south demising wall which is to be completed by April 1, 1996, the Tenant's obligation to pay Base Rent and Additional Rent on the New Space shall abate until such improvements are substantially completed. Under no circumstances shall Tenant be obligated to pay Base Rent or Additional Rent on the New Space until the occupant of the Steinwall Space has vacated the Steinwall Space, or if Kwik File has not vacated the Kwik File Space by March 31, 1996. In the event that the occupant of the Steinwall Space has not vacated such space by February 1, 1996, or if Kwik File has not vacated the Kwik File Space by March 31, 1996, Landlord shall take prompt legal measures to terminate such occupancy.

     7. Operating Costs. During the Extension Term and New Space Term, Tenant shall pay Tenant's Proportionate Share of the Operating Costs for the Building and the Complex in accordance with the provisions of the Lease; provided, however, that Tenant's Proportionate Share shall be recalculated following the measurement of the Leased Premises and New Space pursuant to paragraph 4, above. Tenant's Proportionate Share of Operating Expenses for the Building is presently estimated to be 44.69 percent. Tenant's Proportionate Share of Operating Expenses for the Complex shall be appropriately adjusted following measurement of the New Space pursuant to paragraph 4, above.

     8. Tenant's Leasehold Improvements. Pursuant to Article 9 of the Lease, Tenant, at its sole cost, is hereby authorized to make the following leasehold improvements to the Leased Premises:

          (a)  Add roof ventilators.

          (b) Modify the floor to allow the installation of one (1) special machine; provided, however, that Tenant shall restore the floor to its original condition prior to vacating the Leased Premises and New Space.

          (c)  Remove interior walls, as required.

          (d)  Add interior walls, as required.


     9. Landlord's Leasehold Improvements. Landlord shall be responsible for the cost and installation of the south demising wall to be added to the New Space and the zoning of gas radiant heat in the New Space, if required. The zoning of gas radiant heat in the New Space shall be completed by March 1, 1996, subject to delays reasonably beyond the control of Landlord, including delays attributable to the acts or failures to timely act of Tenant. Installation of the south demising wall shall be substantially completed by Landlord by April 1, 1996, subject to delays reasonably beyond the control of Landlord, including delays attributable to the acts or failures to timely act of Tenant. In addition, Landlord shall provide for the separate metering, or submetering, of the gas and electricity used by each of the tenants in the Building by March 1, 1996 subject to delays reasonably beyond the control of Landlord. Landlord shall deliver within three business days copy of a contract to construct a drive-in asphalt ramp on the northeast corner of the Building with a sufficient weight bearing capacity for eighteen thousand (18,000) pound-per-axle trucks in accordance with the design shown on attached Exhibit B. Construction of this ramp shall be completed during calendar year 1995 weather permitting so long as this Lease is fully executed by Tenant not later than October 20, 1995. Landlord shall not remove or make any changes to the make-up air unit in the Steinwall Space. Landlord shall not remove the existing office in the Steinwall Space. Landlord shall cause such facilities and equipment to be installed so that an additional eight hundred (800) amps electric service, in accordance with the provisions of attached Exhibit C, is available to the New Space by March 1, 1996 for Tenant's use through the Lease Term, subject to delays beyond the reasonable control of Landlord.

     10. Option to Renew. Tenant shall have the right to further extend the Term of this Lease for two (2) periods of five (5) years each as hereinafter provided, each such five (5) year renewal period being sometimes herein referred to as a "Renewal Term". The conditions to such renewals shall be as follows:

          (a) The Lease shall be in full force and effect and Tenant shall not be in default in the performance of any of the terms, covenants and conditions of the Lease, in respect to which notice of default has been given and has not been or is not being remedied in the time limits specified in the Lease; provided, however, that Landlord shall have the right, at its sole discretion, to waive the non-default condition;

          (b) Such Renewal Term shall be on the same terms, covenants and conditions as in this Lease; provided, however, the annual Base Rent for such Renewal Term shall be the fair market Base Rental rate for such space on the date such Renewal Term shall commence in relation to comparable (in quality and location) space located in the relevant market area. The fair market Base Rent of the Leased Premises shall be determined as of the date three hundred sixty
          (360) days prior to commencement of the Renewal Term in question.
          If Tenant has properly elected to renew the Term of this Lease, and Landlord and Tenant fail to agree at least three hundred thirty
          (330) days prior to commencement of the applicable Renewal Term upon the fair market Base Rent of the Leased Premises, the amount of the fair market Base Rent of the Leased Premises shall be determined by arbitration in accordance with the provisions of paragraph 10, below ("Arbitration"). The fair market Base Rent of the Leased Premises shall be based upon Tenant's presently contemplated use of the Leased Premises. In no event shall the Base Rent of the Leased Premises for the Renewal Term in question be less than the Base Rent payable by Tenant under the Term of this Lease immediately prior to commencement of the applicable Renewal Term (the "Minimum Renewal Rent"). If, however, the Fair Market Base Rent determined in accordance with the provisions of paragraph 10, below, is less than the Minimum Renewal Rent, Tenant shall have the option to cancel its election to renew the Term; provided, however, that Tenant's option to rescind its exercise of its option to renew must be exercised, if at all, not later than thirty (30) days following Tenant's receipt of notice of the Fair Market Base Rent;

          (c) Tenant shall exercise its right to a Renewal Term, if at all, by notifying Landlord in writing of its election to exercise the right to renew the Term of this Lease no later than three hundred sixty (360) days prior to the date of commencement of the Renewal Term in question. For a period of thirty (30) days following the date of notice, the parties shall make a good faith effort to agree upon the fair market Base Rent of the Leased Premises for such Renewal Term. Any agreement reached by the parties with respect to such fair market Base Rent of the Leased Premises for such Renewal Term shall be expressed in writing and shall be executed by the parties, and a copy delivered to each of the parties. In the event that Landlord and Tenant fail to agree within said thirty (30) day time period, the fair market Base Rent for the Leased Premises for such Renewal Term shall be determined by Arbitration. The arbitrators shall be directed to determine the fair market Base Rent for the Leased Premises as above provided and shall be instructed to make said appraisal independently, without consulting with each other. Upon an established date at an established time, all three
          (3) arbitrators shall simultaneously submit their determinations as to fair market Base Rent, such determination to be submitted in sealed envelopes and to be opened jointly by Landlord and Tenant. The fair market Base Rent for the Renewal Term shall be determined by averaging the two (2) arbitrators' fair market Base Rent determinations which are closest in amount to each other (or if one appraisal is less than one of the other appraisals and more than the other appraisal by the same amount, all three appraisals shall be averaged).

     11. Arbitration. Any disagreement, dispute or determination required by or arising under the provisions of paragraph 10, above, requiring arbitration shall be carried on and concluded in accordance with the provisions of subparagraphs (a) and (b) hereof:

          (a) In each case where it shall become necessary to resort to arbitration, and the subject of the arbitration is to determine fair market Base Rent, all arbitrators appointed by or on behalf of either party or appointed pursuant to the provisions hereof shall be MAI members of the American Institute of Real Estate Appraisers with not less than ten (10) years of experience in the appraisal of improved commercial and industrial real estate in the Minneapolis, Minnesota metropolitan area and be devoting substantially all of their time to professional appraisal work at the time of appointment, and be in all respects impartial and disinterested. In determining fair market Base Rent, the arbitrators shall consider the condition of leasehold improvements in the Leased Premises (other than removable trade fixtures) in comparison to leasehold improvements in market comparables but shall not take into account any market concessions (free rent, moving allowances, etc.) in market comparables;

          (b) The party desiring arbitration shall give written notice to that effect to the other party, specifying in such notice the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. Within twenty (20) days after service of such notice, the other party shall give written notice to the party desiring such arbitration specifying the name, address and professional qualifications of the person designated to act as arbitrator on its behalf. The two (2) arbitrators shall, within ten
          (10) days thereafter, select a third arbitrator. The decision of the arbitrators so chosen shall be given within a period of thirty
          (30) days after the appointment of such third arbitrator. Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of such party and the fees and expenses of the third arbitrator shall be borne equally by both parties. If the party receiving a request for arbitration fails to appoint is arbitrator within the time above specified, or if the two (2) arbitrators so selected cannot agree on the selection of the third arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such second or third arbitrator, as the case may be, by application to any Judge of the District Court of the County of Hennepin, State of Minnesota, upon ten (10) days prior written notice to the other party of such intent. The arbitrators so selected shall have all rights and powers conferred on them by the Uniform Arbitration Act of the state in which the Leased Premises are situated, and except as otherwise provided for herein, the arbitration proceedings shall be carried on and governed by such Act.

     12. Miscellaneous. Article 18, Section 1(e) of the Lease is hereby deleted and shall be of no further force or effect. Article 14, Section 1 of the Lease is amended by adding the following language: If Landlord does not initiate such repairs and restoration within a reasonable time following a casualty or does not complete such repairs and restoration with one hundred eighty (180) days thereafter, Tenant shall have the right to terminate the Lease upon notice given within thirty days following the expiration of such period, and thereafter, neither party shall have any liability to the other with respect to matters which arose subsequent to the casualty, other than the non-abated portion of Base Rent and Additional Rent, if any. Article 25 of the Lease presently refers, in Section 12 thereof, to an Exhibit F, which lists removable trade fixtures, and to an Exhibit G, which is a Nondisturbance Agreement. In fact, those references are reversed and Exhibit F is the Nondisturbance Agreement, and Exhibit G is a list of removable trade fixtures. The Lease is hereby modified accordingly. Landlord acknowledges that Tenant is a wholly-owned subsidiary of Carter Day Holding, Inc., which in turn is jointly owned by Carter Day Industries, Inc. and Paul W. Ernst. Any change in the ownership or effective control of Carter Day Holding, Inc. as between the aforementioned joint owners shall not be deemed an assignment requiring Landlord's consent.

In addition, attached to this Agreement is an example of an Estoppel, Subordination, Non-Disturbance, and Attornment Agreement which shall be substituted for the above referenced form of Nondisturbance Agreement previously attached as Exhibit F. Finally, with respect to Exhibit G, within ninety (90) days following the date that Tenant takes occupancy of the New Space, Landlord and Tenant shall appropriately modify Exhibit G to include any additional and/or different removable trade fixtures.

     13. No Further Modification of Lease. Except to the extent modified herein, all other terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS TO THE FOREGOING, the parties have set their hands effective as of the day and year set forth above.


     LANDLORD:

                                   /s/ James A. Gray
                                   -----------------------------------------
                                   James A. Gray


     TENANT:                       CARTER DAY INTERNATIONAL,
                                   INC., f/k/a CARTER-DAY COMPANY


                                   By   /s/ Paul W. Ernst
                                   -----------------------------------------
                                   Its  President

                      CONSENT OF GUARANTOR


The undersigned is the Guarantor of the above referenced Lease under a Guaranty dated June 1, 1991. The undersigned hereby consents to the amendment of the Lease, and agrees that its Guaranty shall be deemed to be remade as to the Lease and the subject amendment, effective as of the effective date of said amendment.

                                   CARTER DAY INDUSTRIES, INC.


                                   By   /s/ Kent R. Turner
                                   ------------------------------------------
                                   Its  VP, Sec'y & Controller

                                   Date: October 20, 1995

                               Second Amendment
                                   Exhibit A




               [Floor plan of building indicating rented space.]

                               Second Amendment
                                   Exhibit B




               [Map showing location of ramp to be constructed.]

                               Second Amendment
                                   Exhibit C




  [Quotation for electrical work indicating scope and location of work to be performed. Two pages.]

                               Second Amendment
                   Estoppel, Subordination, Non-Disturbance
                           and Attornment Agreement




     [Sample of an estoppel, subordination, non-disturbance and attornment agreement. Four pages.]